Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets, Net
12.	Intangible assets, net

	As of December 31,
	2019	2020
	US$	US$
Cost:
Business license (a)	453,617	394,949
Trademark (b) (c)	1,388,361	42,744
Software	737,184	901,097
Total cost	2,579,162	1,338,790
Less: Accumulated amortization	(1,267,509)	(773,684)
Intangible assets, net	1,311,653	565,106

Intangible assets of the Group were mainly as follows:

(a)	In April 2017, the Group consummated an acquisition of all the equity interest of Hangzhou Duoduo Supply Chain Management Co., Limited with a total cash consideration of RMB 1.9 million (US$ 295,790).

As the total net liabilities of the acquired company was nil, in applying the screen test in accordance with ASU 2017-01, the Group determined that substantially all of the fair value of the gross assets acquired was concentrated in the business license held by the supply chain company. As a result, the screen test was met to support the conclusion of asset acquisition.

The fair values of the business license with amount of RMB 2.6 million (US$ 394,386) is amortized over 5 years on a straight-line basis. Deferred tax liability of RMB 0.6 million (US$ 98,596) is recognized in associated with the identifiable intangible asset.

(b)	In April 2016, non-controlling interest shareholders of Shanghai Hengshoutang contributed trademarks as their investment in Shanghai Hengshoutang.

The trademarks with a cost of RMB 3.0 million (US$ 464,475) is amortized over 10 years on a straight-line basis.

Shanghai Hengshoutang was disposed in October 2020.  See Note 3 - Divestment of subsidiaries and deconsolidation of VIEs for more details.

(c)

On December 16, 2016, the Group consummated an acquisition of 70% of the equity interest of Shanghai Jieshi Technology Co., Limited (“Shanghai Jieshi”) with the cash consideration of RMB 0.7 million (US$ 100,908). Management concluded such transaction as a business acquisition. The financial results of Shanghai Jieshi have been consolidated by the Company since the acquisition date.

The net liabilities acquired based on their fair values was RMB 3.8 million (US$ 543,505). The newly identifiable intangible assets were RMB 6.4 million (US$ 916,879) which primarily consist of trademarks. Deferred tax liability of RMB1.6 million (US$ 229,220) as recognized in associated with the identifiable intangible assets.

Fair values of the trademarks with amount of RMB 6.4 million (US$ 916,879) is amortized over 5 years on a straight-line basis.

Shanghai Jieshi was disposed in July 2020.  See Note 3 - Divestment of subsidiaries and deconsolidation of VIEs for more details.

Amortization costs recognized for the years ended December 31, 2018, 2019 and 2020 were US$ 419,609, US$ 437,652 and US$ 248,224, respectively.

As of December 31, 2020, amortization expenses related to the intangible assets for future periods were estimated to be as follows:

December 31,
2020
US$
2021	232,051
2022	164,565
2023	98,499
2024	45,506
2025	24,485
565,106